SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Managed Municipal Bond Fund
Effective November 19, 2021, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectuses.
Matthew J. Caggiano, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 1999.
Chad H. Farrington, CFA, Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2018.
Michael J. Generazo, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2010.
Please Retain This Supplement for Future Reference
November 18, 2021
PROSTKR21-80